Exhibit 99.2 Financial Results Fourth Quarter Fiscal Year 2019 Quarter Ended June 30, 2019 Supplementary Information to August 1, 2019 Earnings Conference Call LastingLasting relationships. relationships. Global Global success. success.

Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, global economic conditions, geopolitical environment, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, impact related to tariffs and other trade barriers, and increased competitive pricing pressures.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of Share Owners' equity of the company. The non-GAAP financial measures contained herein include Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, and Return on Invested Capital (ROIC), which have been adjusted for proceeds from lawsuit settlements and adjustments to provision for income taxes due to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of the lawsuit proceeds and adjustments to provision for income taxes due to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. 2 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited)

Net Sales



+15%
from Q4'18
In Millions
$350
$325
$300
$275
$250
$225
$200
$253
$258
$284
$277
$266
$284
$313
$319
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19

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(Unaudited) Net Sales Mix by Vertical Market 100% 1% 1% 1% 1% 1% 2% 1% 2% 7% 6% 5% 6% 6% 6% 5% 5% 90% 19% 20% 21% 22% 22% 21% 80% 22% 22% 70% 27% 60% 28% s 31% e 32% 32% l 30% 31% 30% a S 50% f o % 40% 30% 45% 48% 20% 40% 41% 40% 40% 40% 40% 10% 0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Automotive Medical Industrial Public Safety Other 4 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Gross Margin % 10.0% 9.0% 8.5% 8.1% 8.1% 8.2% 8.0% 7.7% 7.2% 7.3% 7.0% 6.8% 6.0% s e l a S 5.0% f o % 4.0% 3.0% 2.0% 1.0% 0.0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 5 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Selling & Administrative Expense (%) 5.0% 4.5% 4.2% 4.2% 4.2% 4.2% 4.1% s e l a S 4.0% f 3.9% 3.9% o % 3.6% 3.5% 3.0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 6 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Adjusted Operating Income(1)(2) (Excludes lawsuit proceeds) $16.0 6.0% $14.5 $14.0 5.5% $12.0 5.0% $11.1* $11.3* $10.1* $10.2 $10.1 $9.5* $10.0 4.6% 4.5% s s e n l o a i l l S i $8.0 4.0% 4.1% f M $6.9 o n I 3.9% 3.9% % 3.8% $6.0 3.6% 3.5% $4.0 3.2% 3.0% $2.0 2.6% 2.5% $0.0 2.0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Adj Op Income % of Net Sales (1) Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (2) Prior period amounts denoted by * have been restated to reflect retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. 7 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Adjusted Net Income(1) (Excludes lawsuit proceeds and adjustments to provision for income taxes due to Tax Reform) $11.8 $12.0 $11.0 $10.7 $10.0 $9.0 $8.5 $8.2 $8.0 $7.2 $7.4 $6.9 $7.0 s n o i l l i $6.0 M n $5.0 I $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 (1) Adjusted Net Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 8 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Adjusted EBITDA(1) (Excludes lawsuit proceeds) $24.0 $23.3 10.0% $22.0 $20.1 $20.0 8.0% $18.0 $17.3 $17.1 $17.2 $16.9 $17.3 7.4% $16.0 7.1% 6.8% 6.6% $13.5 6.0% $14.0 s s 6.2% e n 6.0% l o a i l l S i $12.0 5.4% f M 5.1% o n I % $10.0 4.0% $8.0 $6.0 2.0% $4.0 $2.0 $0.0 0.0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Adjusted EBITDA Adjusted EBITDA % of Sales (1) Adjusted EBITDA is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 9 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Return on Invested Capital(1)(2)(3) (Excludes lawsuit proceeds) 14.0% 12.0% 10.2% 10.1% 9.8% 10.0% 10.0% 9.3% 9.0% 8.9% 8.7% 8.0% C I O R 6.0% 4.0% 2.0% 0.0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 (1) We define ROIC as after tax adjusted operating income for the trailing twelve months divided by average invested capital for the last five quarters. (2) Prior period amounts have been restated to reflect our calculation change of ROIC from after tax annualized adjusted operating income divided by average invested capital and to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. (3) ROIC is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 10 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Operating Cash Flow $25.0 $19.3 $20.0 $15.0 $11.6 $12.2 $9.5 $10.0 $5.6 s n $5.0 o i l l i M n I $0.0 ($0.2) -$5.0 -$10.0 ($10.0) -$15.0 ($14.6) -$20.0 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 11 LastingLasting relationships. relationships. Global Global success. success.

(Unaudited) Capital Expenditures and Depreciation & Amortization(1) $12.0 $10.0 $8.0 $7.3 $7.5 $7.4 $6.8 $6.8 $6.8 s $6.4 $6.4 n o i l l i $6.0 M n I $9.8 $8.7 $4.0 $7.2 $6.9 $6.1 $4.4 $4.8 $2.0 $4.3 $0.0 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Cap Ex Depr & Amort (1) Capital Expenditures include purchases of capitalized software. 12 LastingLasting relationships. relationships. Global Global success. success.

Kimball Electronics

Reconciliation of Non-GAAP Results

(Unaudited)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19
Operating Income, as reported (1)	$ 9,523	$ 10,119	$ 11,130	$ 11,266	$ 7,032	$ 10,212	$ 14,497	$ 10,319
Less: Lawsuit Proceeds	—	—	—	—	92	—	—	215
Adjusted Operating Income (1)	**$ 9,523**	**$ 10,119**	**$ 11,130**	**$ 11,266**	**$ 6,940**	**$ 10,212**	**$ 14,497**	**$ 10,104**
Net Income (Loss), as reported	$ 8,480	$ (8,347)	$ 10,835	$ 5,784	$ 5,069	$ 7,115	$ 11,849	$ 7,525
Add: Tax Adjustments from Tax Reform	—	16,580	(130)	1,409	—	(251)	—	—
Less: Lawsuit Proceeds	—	—	—	—	70	—	—	163
Adjusted Net Income	**$ 8,480**	**$ 8,233**	**$ 10,705**	**$ 7,193**	**$ 4,999**	**$ 6,864**	**$ 11,849**	**$ 7,362**
Adjusted Net Income	$ 8,480	$ 8,233	$ 10,705	$ 7,193	$ 4,999	$ 6,864	$ 11,849	$ 7,362
Add Interest, net	98	95	126	135	383	1,073	1,146	1,405
Add Depreciation & Amortization	6,369	6,386	6,824	6,797	6,755	7,252	7,480	7,386
Add Taxes	2,355	2,353	2,424	3,032	1,387	1,755	2,825	1,137
Adjusted EBITDA	**$ 17,302**	**$ 17,067**	**$ 20,079**	**$ 17,157**	**$ 13,524**	**$ 16,944**	**$ 23,300**	**$ 17,290**
Operating Income (GAAP) (TTM) (1)(3)	$ 39,568	$ 37,515	$ 39,177	$ 42,038	$ 39,547	$ 39,640	$ 43,007	$ 42,060
Less: Lawsuit Proceeds (TTM)	$ —	$ —	$ —	$ —	$ 92	$ 92	$ 92	$ 307
Adj. Operating Income (non-GAAP) (TTM) (1)(3)	$ 39,568	$ 37,515	$ 39,177	$ 42,038	$ 39,455	$ 39,548	$ 42,915	$ 41,753
Tax Effect (TTM) (1)(3)	$ 8,723	$ 7,269	$ 7,642	$ 9,715	$ 9,152	$ 8,982	$ 9,718	$ 7,729
After Tax Adj. Operating Income (TTM) (1)(3)	$ 30,845	$ 30,246	$ 31,535	$ 32,323	$ 30,303	$ 30,566	$ 33,197	$ 34,024
Average Invested Capital (2)(3)	$ 302,721	$ 308,339	$ 315,751	$ 319,074	$ 326,168	$ 342,408	$ 366,995	$ 390,528
ROIC (1)(3)	**10.2%**	**9.8%**	**10.0%**	**10.1%**	**9.3%**	**8.9%**	**9.0%**	**8.7%**

(1) Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost.
(2) Average Invested Capital is computed using the Share Owners equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters.
(3) Prior period amounts have been restated to reflect our calculation change of ROIC in Q1'19 from after tax annualized adjusted operating income divided by average invested capital to after tax adjusted operating income for the trailing twelve months (TTM) divided by average invested capital for the last five quarters.

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Lasting relationships. Global success.